Exhibit 10.45.9

Loan No. ML0976T1B

SECOND AMENDED AND RESTATED SUPPLEMENT

THIS SECOND AMENDED AND RESTATED SUPPLEMENT (this “Second Supplement”) to the Amended and Restated Master Loan Agreement (the “MLA”), dated as of January 19, 2011, is entered into as of January 19, 2011, between CHUGACH ELECTRIC ASSOCIATION, INC., Anchorage, Alaska, an Alaska electric cooperative (the “Company”) and CoBANK, ACB, a federally chartered instrumentality of the United States (“CoBank”).

BACKGROUND

The Company and CoBank are parties to an Amended and Restated Promissory Note and Multiple Advance Term Loan Supplement No. 000976T1A, dated as of December 27, 2002, in the original principal amount of $45,445,116.00 (the “Existing Promissory Note and Supplement”).  Capitalized terms used and not otherwise defined in this Second Supplement shall have the meanings assigned to them in the MLA.  The Company and CoBank now desire to amend and restate the Existing Promissory Note and Supplement.  The execution of this Second Supplement shall not constitute a novation of the indebtedness outstanding under the Existing Promissory Note and Supplement.  For valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company and CoBank hereby agree that the Existing Promissory Note and Supplement shall be amended and restated in its entirety to read as follows:

SECTION 1.           The Term Loan Commitment.  As of the date hereof, CoBank’s obligation to make advances under the Loan has expired and the unpaid principal balance of the Loan is $37,301,818.50.

SECTION 2.           Purpose.  INTENTIONALLY OMITTED.

SECTION 3.           Term.  INTENTIONALLY OMITTED.

SECTION 4.           Availability.  INTENTIONALLY OMITTED.

SECTION 5.           Interest.  The Company agrees to pay interest on the unpaid balance of the Loan in accordance with one or more of the following interest rate options, as selected by the Company:

(A)           Weekly Quoted Variable Rate.  At a rate per annum equal at all times to the rate of interest established by CoBank on the first Business Day of each week.  The rate established by CoBank may not exceed the CoBank Base Rate (as hereinafter defined) on that day plus 1/4 of 1% and shall be effective until the first Business Day of the next week.  Each change in the rate shall be applicable to all balances subject to this option and information about the then current rate shall be made available upon telephonic request.  For purposes hereof, the CoBank Base Rate shall mean the rate of interest established by CoBank from time to time as its CoBank Base Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate.  The CoBank Base Rate will change on the date established by CoBank as the effective date of any change therein.

Second Amended and Restated Supplement
ML0976T1B
CHUGACH ELECTRIC ASSOCIATION, INC.
Anchorage, Alaska

(B)           Quoted Rate Option.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, balances of $100,000.00 or more may be fixed for such periods, as may be agreeable to CoBank in its sole discretion in each instance.  Notwithstanding the foregoing, amounts subject to the Fixed Rate Option on the date hereof (a list of which is attached hereto as Exhibit A and hereby incorporated by reference) shall continue to be subject to such rates for the remaining fixed rate period(s) specified in Exhibit A, but shall otherwise be subject to the terms hereof.

The Company may, on any Business Day, elect to convert any portion of the Loans bearing interest at the Weekly Quoted Variable Rate to the Quoted Rate Option.  In addition, on the last day of each fixed rate period, the Company may, subject to the terms hereof, elect to fix the rate for an additional period or convert the balance to the Weekly Quoted Variable Rate Option.  In the absence of any such election, interest shall automatically accrue on such balance at (and the Company shall be deemed to have elected to convert such balance to) the Weekly Quoted Variable Rate Option.  All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time on the applicable Business Day.  Until the principal is completely repaid, interest on the unpaid principal balance of the Loan shall be payable monthly in arrears by the 20th day of the following month.  Interest shall be calculated on the actual number of days the Loan is outstanding on the basis of a year consisting of 360 days.  In calculating interest, the date each installment of principal is paid shall, if received before 3:00 p.m. Mountain time, be excluded.

SECTION 6.           Fees.  INTENTIONALLY OMITTED.

SECTION 7.           Repayment of the Loan.  The Company promises to repay the unpaid principal balance of the Loan in accordance with the repayment schedule shown on Exhibit A.  If any installment due date is not a Business Day, then such installment shall be due and payable on the next Business Day.  In addition to the above, the Company promises to pay interest on the unpaid principal balance of the Loan at the times and in accordance with the provisions set forth above.

SECTION 8.           Prepayment.  Subject to the broken funding surcharge provision of the MLA, the Company may (identifying each tranche to be prepaid, and where more than one tranche is to be prepaid, the amount of prepayment with respect to each such tranche) prepay all or any portion of the Loan.  Unless otherwise agreed, all prepayments will be applied to principal installments on the Loan in the inverse order of their maturity.

SECTION 9.           Promissory Note.  The Company’s obligation to repay the Loan, together with interest thereon, is evidenced by that certain 2011 CoBank Note (ML0976-T1B), dated the date of its authentication, in the face principal amount of $37,301,818.50, by the Company in favor of CoBank (the “2011 CoBank Note”).

Second Amended and Restated Supplement
ML0976T1B
CHUGACH ELECTRIC ASSOCIATION, INC.
Anchorage, Alaska

SECTION 10.        Security.  The 2011 CoBank Note evidencing the Loan under this Second Supplement constitutes an “Additional Obligation” (as defined in the Existing Indenture).  Upon the effectiveness of the New Mortgage Indenture, the 2011 CoBank Note will be authenticated as a “Pre-Existing Obligation” (as defined in the New Mortgage Indenture) under the New Mortgage Indenture, and the Company’s obligations under the 2011 CoBank Note will be secured under the New Mortgage Indenture.

IN WITNESS WHEREOF, the parties have caused this Second Supplement to the MLA to be executed by their duly authorized officers as of the date first shown above.

CoBANK, ACB		CHUGACH ELECTRIC ASSOCIATION, INC.

By:	/s/ C. Brock Taylor	By:	/s/ Michael R. Cunningham
Michael R. Cunningham
Title:	Vice President	Title:	Sr. Vice President and
Chief Financial Officer

Second Amended and Restated Supplement
ML0976T1B
CHUGACH ELECTRIC ASSOCIATION, INC.
Anchorage, Alaska

EXHIBIT A

REPAYMENT SCHEDULE

COBANK	P3A Z$CL048
PRINICIPAL PAYMENT REPORT	Run Date: 1/14/11
As of Date: 1/14/11	Run Time: 12:26:00
Page: 1

Prepaid Prin...      .00
Total Payments Displayed....  16,914,427.00

Customer #	Customer Name	Obligation #	Due Date	Payment Amount
22020105	CHUGACH ELECTRIC ASSOCIATION, INC.	010554002
			03/15/2011	832,838.00
			03/15/2012	908,908.00
			03/15/2013	992,036.00
			03/15/2014	1,082,714.00
			03/15/2015	1,181,597.00
			03/15/2016	1,289,672.00
			03/15/2017	1,407,511.00
			03/15/2018	1,536,183.00
			03/15/2019	1,676,590.00
			03/15/2020	1,829,798.00
			03/15/2021	1,997,038.00
			03/15/2022	2,179,542.00

COBANK	P3A Z$CL048
PRINICIPAL PAYMENT REPORT	Run Date: 1/14/11
As of Date: 1/14/11	Run Time: 12:25:48
Page: 1

Prepaid Prin...      .00
Total Payments Displayed....  18,487,863.00

Customer #	Customer Name	Obligation #	Due Date	Payment Amount
22020105	CHUGACH ELECTRIC ASSOCIATION, INC.	200000324
			06/15/2011	910,311.00
			06/15/2012	993,458.00
			06/15/2013	1,084,319.00
			06/15/2014	1,183,431.00
			06/15/2015	1,291,513.00
			06/15/2016	1,409,641.00
			06/15/2017	1,538,443.00
			06/15/2018	1,679,084.00
			06/15/2019	1,832,552.00
			06/15/2020	2,000,011.00
			06/15/2021	2,182,809.00
			06/15/2022	2,382,291.00

COBANK	P3A Z$CL048
PRINICIPAL PAYMENT REPORT	Run Date: 1/14/11
As of Date: 1/14/11	Run Time: 12:26:11
Page: 1

Prepaid Prin...      .00
Total Payments Displayed....  1,899,528.50

Customer #	Customer Name	Obligation #	Due Date	Payment Amount
22020105	CHUGACH ELECTRIC ASSOCIATION, INC.	000239974
			01/15/2011	88,922.01
			02/15/2011	89,533.35
			03/15/2011	90,148.89
			04/15/2011	90,768.66
			05/15/2011	91,392.70
			06/15/2011	92,021.02
			07/15/2011	92,653.66
			08/15/2011	93,290.66
			09/15/2011	93,932.03
			10/15/2011	94,577.81
			11/15/2011	95,228.04
			12/15/2011	95,882.73
			01/20/2012	96,541.93
			02/20/2012	97,205.65
			03/20/2012	97,873.94
			04/20/2012	98,546.82
			05/20/2012	99,224.33
			06/20/2012	99,906.50
			07/20/2012	100,593.36
			08/20/2012	101,284.41